Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending September 30, 2011 and 2010

	3rd Quarter
(in thousands, except per share data)	2011	2010	Change
Operating Revenues
Oil and gas operations	$318,952	$234,111	$84,841
Natural gas distribution	59,616	61,693	(2,077)

Total operating revenues	378,568	295,804	82,764

Operating Expenses
Cost of gas	21,748	22,560	(812)
Operations and maintenance	111,749	127,934	(16,185)
Depreciation, depletion and amortization	72,802	60,814	11,988
Taxes, other than income taxes	20,129	15,615	4,514
Accretion expense	1,728	1,561	167

Total operating expenses	228,156	228,484	(328)

Operating Income	150,412	67,320	83,092

Other Income (Expense)
Interest expense	(11,976)	(9,591)	(2,385)
Other income	619	2,222	(1,603)
Other expense	(2,074)	(61)	(2,013)

Total other expense	(13,431)	(7,430)	(6,001)

Income Before Income Taxes	136,981	59,890	77,091
Income tax expense	49,382	21,586	27,796

Net Income	$87,599	$38,304	$49,295

Diluted Earnings Per Average Common Share	$1.21	$0.53	$0.68

Basic Earnings Per Average Common Share	$1.22	$0.53	$0.69

Diluted Avg. Common Shares Outstanding	72,375	72,070	305

Basic Avg. Common Shares Outstanding	72,068	71,854	214

Dividends Per Common Share	$0.135	$0.13	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 9 months ending September 30, 2011 and 2010

	Year-to-date
(in thousands, except per share data)	2011	2010	Change
Operating Revenues
Oil and gas operations	$779,834	$706,311	$73,523
Natural gas distribution	415,497	498,132	(82,635)

Total operating revenues	1,195,331	1,204,443	(9,112)

Operating Expenses
Cost of gas	185,916	262,950	(77,034)
Operations and maintenance	318,763	329,581	(10,818)
Depreciation, depletion and amortization	199,559	185,025	14,534
Taxes, other than income taxes	69,399	64,508	4,891
Accretion expense	5,066	4,568	498

Total operating expenses	778,703	846,632	(67,929)

Operating Income	416,628	357,811	58,817

Other Income (Expense)
Interest expense	(30,843)	(29,395)	(1,448)
Other income	1,727	2,555	(828)
Other expense	(1,449)	(541)	(908)

Total other expense	(30,565)	(27,381)	(3,184)

Income Before Income Taxes	386,063	330,430	55,633
Income tax expense	140,871	119,873	20,998

Net Income	$245,192	$210,557	$34,635

Diluted Earnings Per Average Common Share	$3.39	$2.92	$0.47

Basic Earnings Per Average Common Share	$3.40	$2.93	$0.47

Diluted Avg. Common Shares Outstanding	72,409	72,061	348

Basic Avg. Common Shares Outstanding	72,045	71,838	207

Dividends Per Common Share	$0.405	$0.39	$0.015

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

As of September 30, 2011 and December 31, 2010

(in thousands)	September 30, 2011	December 31, 2010
ASSETS
Current Assets
Cash and cash equivalents	$21,396	$22,659
Accounts receivable, net of allowance	214,553	286,849
Inventories	74,795	59,302
Regulatory asset	44,525	28,286
Other	22,332	89,187

Total current assets	377,601	486,283

Property, Plant and Equipment
Oil and gas properties, net	3,408,986	2,919,144
Utility plant, net	811,559	782,622
Other property, net	23,423	17,461

Total property, plant and equipment, net	4,243,968	3,719,227

Other Assets
Regulatory asset	109,244	105,365
Long-term derivative instruments	101,175	—
Other	43,454	52,685

Total other assets	253,873	158,050

TOTAL ASSETS	$4,875,442	$4,363,560

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Long-term debt due within one year	$1,000	$5,000
Notes payable to banks	75,000	305,000
Accounts payable	212,722	268,214
Regulatory liability	51,849	75,703
Other	175,727	164,694

Total current liabilities	516,298	818,611

Long-term debt	803,829	405,254

Deferred Credits and Other Liabilities
Regulatory liability	87,579	110,447
Deferred income taxes	785,826	615,084
Long-term derivative instruments	13,331	112,936
Other	180,678	147,185

Total deferred credits and other liabilities	1,067,414	985,652

Total Shareholders’ Equity	2,487,901	2,154,043

TOTAL LIABILTIES AND SHAREHOLDERS’ EQUITY	$4,875,442	$4,363,560

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending September 30, 2011 and 2010

	3rd Quarter
(in thousands, except sales price data)	2011	2010	Change
Oil and Gas Operations
Operating revenues
Natural gas	$96,604	$119,287	$(22,683)
Oil	197,636	99,045	98,591
Natural gas liquids	24,476	15,388	9,088
Other	236	391	(155)

Total	$318,952	$234,111	$84,841

Production volumes
Natural gas (MMcf)	17,796	17,723	73
Oil (MBbl)	1,709	1,290	419
Natural gas liquids (MMgal)	24.3	19.8	4.5
Total production volumes (MMcfe)	31,518	28,295	3,223
Total production volumes (MBOE)	5,253	4,716	537
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$5.43	$6.73	$(1.3)
Oil (barrel)	$115.64	$76.80	$38.84
Natural gas liquids (gallon)	$1.01	$0.78	$0.23
Revenue per unit of production including effects of qualifying cash flow hedges
Natural gas (Mcf)	$5.43	$6.73	$(1.3)
Oil (barrel)	$84.56	$76.80	$7.76
Natural gas liquids (gallon)	$1.00	$0.78	$0.22
Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$4.11	$4.03	$0.8
Oil (barrel)	$86.17	$71.75	$14.42
Natural gas liquids (gallon)	$1.17	$0.77	$0.40
Other data
Lease operating expense (LOE)
LOE and other	$54,563	$47,405	$7,158
Production taxes	14,367	10,475	3,892

Total	$68,930	$57,880	$11,050

Depreciation, depletion and amortization	$62,822	$51,363	$11,459
General and administrative expense	$13,366	$12,157	$1,209
Capital expenditures	$266,745	$275,895	$(9,150)
Exploration expenditures	$10,775	$34,506	$(23,731)
Operating income	$161,331	$76,644	$84,687

Natural Gas Distribution
Operating revenues
Residential	$30,541	$31,409	$(868)
Commercial and industrial	16,984	17,130	(146)
Transportation	12,114	12,020	94
Other	(23)	1,134	(1,157)

Total	$59,616	$61,693	$(2,077)

Gas delivery volumes (MMcf)
Residential	1,385	1,401	(16)
Commercial and industrial	1,181	1,155	26
Transportation	10,004	10,783	(779)

Total	12,570	13,339	(769)

Other data
Depreciation and amortization	$9,980	$9,451	$529
Capital expenditures	$21,333	$38,283	$(16,950)
Operating income	$(10,681)	$(9,015)	$(1,666)

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 9 months ending September 30, 2011 and 2010

	Year-to-date
(in thousands, except sales price data)	2011	2010	Change
Oil and Gas Operations
Operating revenues
Natural gas	$290,240	$365,302	$(75,062)
Oil	419,830	291,543	128,287
Natural gas liquids	63,491	46,535	16,956
Other	6,273	2,931	3,342

Total	$779,834	$706,311	$73,523

Production volumes
Natural gas (MMcf)	52,908	52,768	140
Oil (MBbl)	4,574	3,734	840
Natural gas liquids (MMgal)	66.6	57.6	9
Total production volumes (MMcfe)	89,868	83,401	6,467
Total production volumes (MBOE)	14,978	13,900	1,078
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$5.49	$6.92	$(1.43)
Oil (barrel)	$91.79	$78.09	$13.7
Natural gas liquids (gallon)	$0.95	$0.81	$0.14
Revenue per unit of production including effects of qualifying cash flow hedges
Natural gas (Mcf)	$5.49	$6.92	$(1.43)
Oil (barrel)	$80.17	$78.09	$2.08
Natural gas liquids (gallon)	$0.95	$0.81	$0.14
Revenue per unit of production excluding effects of all derivative instruments
Natural gas (Mcf)	$4.10	$4.40	(0.30)
Oil (barrel)	$90.40	$73.16	17.24
Natural gas liquids (gallon)	$1.11	$0.83	0.28
Other data
Lease operating expense (LOE)
LOE and other	$152,220	$135,965	$16,255
Production taxes	40,842	31,062	9,780

Total	$193,062	$167,027	$26,035

Depreciation, depletion and amortization	$169,953	$150,645	$19,308
General and administrative expense	$47,349	$40,319	$7,030
Capital expenditures	$666,601	$386,810	$279,791
Exploration expenditures	$12,596	$54,367	$(41,771)
Operating income	$351,808	$289,385	$62,423

Natural Gas Distribution
Operating revenues
Residential	$269,584	$334,429	$(64,845)
Commercial and industrial	107,283	128,216	(20,933)
Transportation	40,568	42,043	(1,475)
Other	(1,938)	(6,556)	4,618

Total	$415,497	$498,132	$(82,635)

Gas delivery volumes (MMcf)
Residential	16,725	19,673	(2,948)
Commercial and industrial	7,843	8,735	(892)
Transportation	33,713	33,988	(275)

Total	58,281	62,396	(4,115)

Other data
Depreciation and amortization	$29,606	$34,380	$(4,774)
Capital expenditures	$57,170	$75,810	$(18,640)
Operating income	$65,541	$69,378	$(3,837)